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                                                                  EXHIBIT 10.6.1

                        INCENTIVE STOCK OPTION AGREEMENT

        This Incentive Stock Option Agreement is made and entered into as of the Date of Grant indicated below pursuant to the terms of the Lithia Motors, Inc. (the "Company") 2001 Stock Option Plan (the "Plan") by and between the Company and the person named below as the Optionee. Unless otherwise defined herein, capitalized terms defined in this Incentive Stock Option Agreement shall have the meanings as defined in the Plan.

THE "OPTIONEE"
                                                   ---------------------------
"DATE OF GRANT"                                                         ,
                                                   --------------------- -----

NUMBER OF SHARES OF THE
COMPANY'S CLASS A COMMON STOCK                     ---------------------------

"EXERCISE PRICE" PER SHARE                         $
                                                   ---------------------------
"EXPIRATION DATE"                                                       ,
                                                   --------------------- -----

"VESTING RATE"                                          % ON
                                                   -----    ------------------
1.      TERMS OF THE OPTION.

        1.1 Grant of Option. The Company hereby grants to the Optionee and the Optionee hereby accepts, as of the Date of Grant, the right, privilege, and option (the "Option") to purchase up to the number of shares of Common Stock indicated above (the "Option Shares") at the Exercise Price indicated above, subject to adjustment in accordance with the terms and conditions of the Plan. The Option may only be exercised as to a whole number of shares of Common Stock.

        1.2 Status of this Option as an Incentive Stock Option. The Company intends that this Option will qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended. However, if this Option fails in whole or in part to qualify as an incentive stock option for any reason, this Option shall continue to be valid, shall be an incentive stock option to the fullest extent permitted and otherwise shall be treated as a nonqualified stock option. The Company shall not have any liability to the Optionee for any failure of this Option to qualify, in whole or in part, as an incentive stock option.

        1.3 Nontransferability of Option. This Option and the rights of the Optionee under this Incentive Stock Option Agreement may not be transferred in any manner except by will or by the laws of descent and distribution upon the death of the Optionee.


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        1.4 Reservation of Shares. At all times, the Company shall have reserved for issuance upon exercise of this Option such number of shares of its Common Stock as is required for such issuance.

2.      TIME OF EXERCISE OF OPTION.

        2.1 When the Option Becomes Exercisable. This Option may only be exercised on or after the Grant Date to the extent vested. This Option shall vest on the date or dates indicated in the Vesting Rate as to that number of shares that equals (rounded to the nearest whole share) the total number of Option Shares multiplied by the Vesting Rate as indicated above. Notwithstanding the foregoing, to the extent that this Incentive Stock Option Agreement (together with other incentive stock options within the meaning of Section 422 of the Internal Revenue Code held by the Optionee with an equal or lower exercise price per share) purports to become exercisable for the first time during any calendar year as to shares of Class A Common Stock with a Fair Market Value (determined at the time of grant) in excess of $100,000, such excess shares shall be considered to be covered by a nonqualified stock option and not an incentive stock option within the meaning of Section 422 of the Internal Revenue Code. Under certain circumstances, the number of shares indicated in the foregoing vesting schedule may be adjusted and the vesting dates may be accelerated in accordance with terms and conditions of the Plan.

        2.2 Effect of Unpaid Leaves of Absence. If at any time during the term of this Option, the Optionee is on unpaid leave from the Company or any Subsidiary, the Option may not be exercised during such unpaid leave and the dates contained in the Vesting Rate shall be extended by the length of such unpaid leave.

        2.3 Expiration and Termination of Option. This Option will expire at 5:00pm Pacific Time on the Expiration Date and may terminate earlier upon certain events as set forth in Section 4 of this Incentive Stock Option Agreement. To the extent that this Option has not been exercised prior to the Expiration Date or any earlier termination, all further rights to purchase shares pursuant to this Option will cease and terminate at such time.

3.      OPTION EXERCISE PROCEDURES.

        3.1 Who May Exercise the Option. Only the Optionee (or, in the case of exercise after death of the Optionee, by the executor, administrator, heir, or legatee of the Optionee, as the case may be) may exercise this Option.

        3.2 Notice of Exercise. A "Notice of Exercise" must be signed and delivered to the Company's corporate Secretary or such other person as the Company may designate at the Company's principal business office of the Company. A copy of the Company's current form of Notice of Exercise is attached hereto. The Company, however, reserves the right to revise its form of Notice of Exercise from time-to-time as it determines to be appropriate. If, at the time of the exercise of this Option, the Company does not have an effective registration statement on file with the Securities and Exchange Commission that covers the issuance of shares upon the exercise of


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this Option, the Notice of Exercise will also contain certain representations from the Optionee as required under applicable state and federal securities laws. A copy of the then-current form of Notice of Exercise may be obtained at any time from the Company. A notice will only be effective if submitted on the form in effect at the time of such exercise.

        3.3 Payment of Exercise Price. The Notice of Exercise must indicate the manner of payment of the Exercise Price for the number of shares so purchased. Payment shall be made by cash or by the surrender to the Company for cancellation of shares of Common Stock or other securities of the Company (provided that the surrendered shares of Common Stock or other securities of the Company shall have been held by the Optionee for not less than six months) or any combination of the foregoing.

        3.4 Payment of Tax Withholding. The Optionee shall pay or make adequate provision for payment, of any Tax Withholding that may be required upon exercise of this Option. The notice of exercise shall indicate the method of payment of Tax Withholding, which may be accomplished by payment in cash, the Company withholding other amounts payable by the Company to the Optionee, by the application of shares to be received upon exercise of this Option, the surrender of shares of Common Stock or other securities of the Company (provided that the surrendered shares of Common Stock or other securities of the Company shall have been held by the Optionee for not less than six months) or any combination of the foregoing.

        3.5 Delivery of Shares Following Exercise. The Company will make delivery of the Option Shares purchased within a reasonable time after it receives the Notice of Exercise and payment in full of the Exercise Price of the Option Shares being purchased. However, if any law or regulation requires the Company to take any action with respect to the issuance of the Option Shares, including, without limitation, actions that may be required for compliance with federal and state securities laws or the listing requirements of any stock exchange upon which the Company's Common Stock is then listed, then the date of delivery of such shares may be extended for the period necessary to take such action. The Optionee shall only become the holder of such shares upon the actual issuance of the stock certificate representing such shares.

4.      TERMINATION OF THE OPTION

        4.1 Effect of the Death of the Optionee. If the Optionee dies while an employee of the Company or any Subsidiary, this Option will terminate 12 months following the date of the Optionee's death or, if sooner, upon the Expiration Date. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's death and only by the person or persons to whom the Optionee's rights under this Option may pass by the Optionee's will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death.

        4.2 Effect of the Disability of the Optionee. If the Optionee's employment by the Company terminates as a result of the Optionee becoming Disabled (as defined in the Plan) while an employee of the Company or any Subsidiary, this Option will terminate 12 months following the date of the Optionee becoming Disabled or, if sooner, upon the Expiration Date. In such event,


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this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of such termination.

        4.3 Effect of Termination of the Employment of the Optionee for Cause. If the Optionee's employment with the Company or any Subsidiary is terminated for "cause", as defined in the Plan, this Option will terminate on the effective date of the termination of Optionee's employment and shall no longer be exercisable as to any of the remaining Option Shares.

        4.4 Effect of Retirement of the Optionee. If the Optionee's employment with the Company or any Subsidiary is terminated as a result of the Optionee's retirement in accordance with the Company's then current retirement policy, this Option will terminate three months after the date of the termination of Optionee's employment by retirement and shall no longer be exercisable as to any of the remaining Option Shares. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of the Optionee's retirement.

        4.5 Effect of any other Termination of the Employment of the Optionee. If the Optionee's employment with the Company or any Subsidiary terminates for any reason other than the reasons set forth in Sections 4.1, 4.2, 4.3 or 4.4 of this Option, this Option will terminate thirty days after the date of such termination of employment or, if sooner, upon the Expiration Date. In such event, this Option may be exercised only to the extent the Optionee was entitled to exercise this Option on the date of such termination. For purposes of this Option, the Optionee's employment with the Company or any Subsidiary shall be considered to have terminated if the Optionee for any reason becomes a "part-time" employee as such term is defined in the Company's then existing employment rules or guidelines.

5.      REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE.

        5.1. No Effect on Employment. The Optionee understands and agrees that nothing contained in this Incentive Stock Option Agreement will be construed to limit or restrict the rights of the Company to terminate the employment of the Optionee at any time, with or without cause, to change the duties of the Optionee or to increase or decrease the Optionee's compensation. Without limiting the foregoing, the Optionee understands and agrees that the vesting of shares under this Option is subject to and is conditioned upon the continued employment of the Optionee by the Company or a Subsidiary and that such employment can be terminated at any time by the Company or its Subsidiary.

        5.2. Rights Prior to Exercise of This Option. The Optionee understands and agrees that the Optionee will have no rights as a shareholder in the Option Shares, including without limitation the right to vote or receive dividends, until the issuance of the shares is reflected in the Company's stock transfer records.

        5.3. Tax Implications. The Optionee understands that, under federal income tax laws as they currently exist, the exercise of this Option may result in alternative minimum taxes and that the sale of shares acquired by exercise of this Option either within two (2) years of the Grant Date


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or within one (1) year of the date on which this Option is exercised (a
"Disqualifying Disposition") will result in ordinary income to the Optionee in an amount equal to the difference between the Exercise Price and the lesser of the fair market value of the shares acquired on the date of such exercise or the amount realized in the Disqualifying Disposition. If the Optionee makes a Disqualifying Disposition, the Optionee will immediately notify the Company that such has occurred and will pay to the Company the amount of any federal, state, or local income taxes that the Company may be required to withhold under applicable law.

        5.4 Underwriter's Lock-up. The Optionee by accepting this Option agrees that whenever the Company undertakes a firm underwritten public offering of its securities and if requested by the managing underwriter in such offering, the Optionee will enter into an agreement not to sell or dispose of any securities of the Company owned or controlled by the Optionee provided that such restriction will not extend beyond twelve (12) months from the effective date of the registration statement filed in connection with such offering.

        5.5 Disclosures. The Optionee acknowledges receipt of a copy of the Plan and certain related information and represents that Optionee has fully reviewed the terms and conditions of the Plan and this Option and has had opportunity to obtain the advice of counsel prior to executing this Incentive Stock Option Agreement. The Optionee represents and warrants that the Optionee is not relying upon any representations, agreements or understandings of or with the Company except for those set forth in this Incentive Stock Option Agreement.

6.      MISCELLANEOUS PROVISIONS

        6.1. Binding Effect. This Incentive Stock Option Agreement will be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, and assigns.

        6.2. Notices. All notices to the Optionee or other persons then entitled to exercise this Option will be delivered at the address contained in the records of the Company or such other address as may be specified in writing by the Optionee or such other person. All notices to the Company will be delivered at its principal offices.

        6.3. Governing Law and Interpretation. This Incentive Stock Option Agreement and the Option granted hereunder will be governed by the laws of the State of Oregon as to all matters, including but not limited to matters of validity, construction, effect, and performance, without giving effect to rules of choice of law. This Incentive Stock Option Agreement hereby incorporates by reference all of the provisions of the Plan and will in all respects be interpreted and construed in such manner as to effectuate the intent of the Plan. In the event of a conflict between the terms of this Incentive Stock Option Agreement and the Plan, the terms of the Plan will prevail. All matters of interpretation of the Plan and this Incentive Stock Option Agreement, including the applicable terms and conditions and the definitions of the words, will be determined in the sole and final discretion of the Committee or the Company's Board of Directors.


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        6.4. Attorney Fees. If any suit or action is instituted in connection with any controversy arising out of this Incentive Stock Option Agreement or the enforcement of any right hereunder, the prevailing party will be entitled to recover, in addition to costs, such sums as the court may adjudge reasonable as attorney fees, including fees on any appeal.

                               LITHIA MOTORS, INC.

                               By:
                                  ---------------------------------------
                               Name:
                                    -------------------------------------
                               Title
                                    -------------------------------------

                               OPTIONEE:

                               ------------------------------------------
                               Name:
                                    -------------------------------------

                               ------------------------------------------
                               Street Address

                               ------------------------------------------
                               City, State and Zip Code

                               ------------------------------------------
                               Social Security Number


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